--------------------------------------------------------------------------------
                               SELIGMAN HENDERSON
--------------------------------------------------------------------------------

                            GLOBAL FUND SERIES, INC.


                                     [LOGO]


                             Global Technology Fund

                         Global Smaller Companies Fund

                               International Fund




                         ANNUAL REPORT OCTOBER 31, 1995

                         ==============================

                       Investing for Capital Appreciation

                              [Photo of Seligman]

                                                                        Seligman
                                                                Established 1864

                              [Photo of Henderson]

                                                                       Henderson
                                                            Investing Since 1872

Seligman Henderson --
The Experienced Global Managers

Seligman Henderson Co. is a joint venture established by J. & W. Seligman & Co. of New York and Henderson Administration Group plc of London. With early investments in industries such as railroads, electricity, and automobiles, Seligman and Henderson were among the pioneers of global growth stock investing in the late 19th and early 20th centuries. Together, the two firms have more than 200 years of investment experience, and manage $32 billion in combined assets.

Hardly newcomers to the investment company business, Seligman manages more than 40 investment companies, including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment companies, including four portfolios that were launched before 1900.

Seligman Henderson is headquartered in New York, and Henderson has additional offices in London, Singapore, and Tokyo. Seligman and Henderson combined employ more than 100 investment professionals who seek investment opportunities by focusing on companies around the world. Seligman Henderson places heavy emphasis on company visits and meetings with management to confirm expectations of a company's quality and direction. In fact, the investment professionals meet with the managements of more than 5,000 companies around the world annually.

Seligman Henderson believes that investors looking for the best long-term growth possibilities need to broaden their view to include non-US stocks. With teams of dedicated professionals seeking exciting global investment opportunities, Seligman Henderson provides investors insight into the world's changing markets.

--------------------------------------------------------------------------------

Seligman Henderson Global Technology Fund

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world operating in the technology and technology-related industries.

Seligman Henderson Global
Smaller Companies Fund

Seligman Henderson Global Smaller Companies Fund, which commenced operations on August 31, 1992, seeks long-term capital appreciation by investing in smaller-company stocks, with market capitalizations up to $750 million, in the US and around the world.

Seligman Henderson
International Fund

Seligman Henderson International Fund, which commenced operations on April 2, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US with prospects for above-average growth.

In addition to the Funds detailed in this report, the newest addition to the Seligman Henderson Global Fund Series, Inc. is Seligman Henderson Global Growth Opportunities Fund, introduced on November 1, 1995.

--------------------------------------------------------------------------------

[LOGO]

To the Shareholders

We are pleased to provide you with this Annual Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson Global Technology Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson International Fund. The Funds' investment results for the 12 months ended October 31, 1995, were strong. In particular, Seligman Henderson Global Technology Fund and Seligman Henderson Global Smaller Companies Fund significantly outperformed the major market indices. Below is a brief overview of global markets since we last reported to you in April. For your convenience, Fund-specific information, including interviews with the Portfolio Managers, are in the pages that follow.

Global Economic and Market Overview

Since April, we have seen a slowing in growth in most of the world's major economies. In addition, inflation rates have consistently declined and have been lower than expected, most notably in the US, Germany, and Japan. Historically, this environment has been very positive for global equity investing.

The US economy continued to be marked by modest but sustained economic growth and subdued inflation, providing a supportive backdrop for the US equity markets, which continued to outpace international markets.

The UK economy was weaker than anticipated, with the growth rate of consumer spending and exports both declining. Continental Europe experienced similar weakness; despite a satisfactory start at the beginning of 1995, declining consumer spending and export trends point to a slowing in economic growth. Overall, European market performance varied. Switzerland, the UK, and Germany performed reasonably and, by contrast, France and Italy fell sharply due to ongoing political problems and scandals. Nevertheless, the outlook for the UK and Continental Europe remains positive based on our belief that both the current political turmoil and the slowdown in economic growth are temporary.

Japan's economy remained stagnant and governmental authorities have been able to do little to improve the situation. However, the sharp change in the Yen/Dollar relationship, with the Dollar strengthening substantially, was an important turnaround. It was induced by a major change in sentiment, particularly in the US, with the realization that any further strengthening of the Yen could seriously damage Japan's economy, with probable negative effects globally. The Japanese stock market declined in the past six months; however, this masked a sharp gain in the past three months, with the market rising almost 25% from its low in local currency terms. Looking ahead, the promise of additional government spending, interest rates at an all-time low of 0.5%, and a weakened Yen, all point to a positive outlook for Japan in 1996.

Elsewhere in Asia, the picture was mixed. For example, economic growth has slowed considerably in Hong Kong, but inflation remains high. China's economy, however, has returned to a more sustainable growth path, thus helping control inflation. By contrast, Malaysia and Thailand continue to show evidence of overheating, with current account deficits worsening, and inflation poised to rise. Market performance varied: Hong Kong, Korea, and Indonesia all remained relatively firm, each rising by more than 10%, while Malaysia and Thailand both fell sharply in recent months.

We remain positive on the outlook for Seligman Henderson Global Fund Series, as discussed in more detail in the pages ahead. We hope you enjoy the new format of this report, and we welcome any comments or suggestions. Seligman Henderson looks forward to continuing to help you meet your global investment needs in the years ahead.

By order of the Board of Directors,


/s/ William Morris            /s/ Brian T. Zino        /s/ Iain C. Clark
William C. Morris             Brian T. Zino            Iain C. Clark
Chairman                      President                Chief Investment Officer
                                                       Seligman Henderson Co.
December 1, 1995

SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY
FUND

Interview with
Brian Ashford-Russell
and Paul H. Wick,
Portfolio Managers

                         [Photo of International Team]

                                                             International Team:
                                                 From Left: Michael Wood-Martin,
                                                           Brian Ashford-Russell
                                                            (Portfolio Manager),
                                                                    Nicky Barker

                               [Photo of US Team]

                                                                        US Team:
                                                          From Left: Gus Scacco,
                                                  Carlene Palia, Shanean Austin,
                                                          Bruce Zirman, (seated)
                                                      Arsen Mrakovcic, Paul Wick
                                                             (Portfolio Manager)

Economic Factors Affecting
Seligman Henderson Global Technology Fund

"In the past 12 months, the economic background worldwide has been largely supportive for technology shares. While economic growth in most major economies slowed in the second and third quarters of 1995, capital spending trends remained robust and, most importantly from the perspective of the technology investor, it is quite clear that technology is accounting for an increasing proportion of business investment. Even the depressed consumer sector has witnessed the same trend: despite continuing weakness in consumption spending around the globe, the one area where consumer demand appears to remain strong is technology, particularly personal computing. Although the implementation of technology overseas significantly lags the US, it is accelerating strongly and we continue to see evidence of growing demand for technology goods and services."

Your Managers' Investment Strategy

"Throughout the year, we have maintained a weighting in the US towards the high end of our expected long-term range, reflecting our optimism about earnings prospects for the US technology group. In May, we expanded our commitment to Japan based on our belief that the semiconductor cycle, particularly insofar as it affects production equipment suppliers, was two years behind the US but likely to catch up rapidly. This prospect, together with our bearishness on the Yen and the emergence of -- for the first time in 12 years -- a valuation gap between US and Japanese technology shares, led us to double our weighting in Japan, with highly favorable results. In Europe, our emphasis has rightly been on the UK, where our portfolio has performed exceptionally well. On the other hand, we have maintained a modest position in the Pacific markets."

Sector Performance

"For much of the year, we positioned your Fund to take advantage of the extremely strong growth in the components market, where supply has struggled to keep up with demand. Component suppliers and manufacturers of related production equipment have enjoyed strong revenue growth and outstanding earnings expansion. More recently, we increased our exposure to the networking market where the combination of increasing global penetration and the explosive growth of Internet usage is being reflected in an acceleration of revenue growth. We have maintained a massively underweighted position in telecommunications carriers, reflecting our bearish view on the secular outlook for these companies, and we cut back our weighting in the mobile communications equipment suppliers during the late summer."

Looking Ahead

"We believe that the next 12 months will continue to support our fundamental thesis that the global technology market remains in the early stages of a major secular expansion. International demand for technology is accelerating and will counterbalance any slowdown in the rate of growth in the US. Corporate earnings growth for the general industrial sector is slowing and, in doing so, is highlighting the exceptional growth potential of the technology sector. The sector should continue to outperform on the back of strong relative earnings and increasing attention from international investors."

SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY FUND

Percentage of
Investments by
Country as of
October 31, 1995
-----------------------------------
United States                  55.4%
Japan                          16.9
United Kingdom                  9.4
Israel                          3.1
Italy                           2.0
Taiwan                          2.0
Canada                          1.8
Netherlands                     1.3
Sweden                          1.2
Denmark                         0.9
Germany                         0.9
Hong Kong                       0.9
France                          0.8
Singapore                       0.8
South Korea                     0.8
Austria                         0.7
Norway                          0.7
Finland                         0.3
Brazil                          0.1
-----------------------------------
Total                         100.0%

Major Portfolio
Holdings at October 31, 1995

Security                   Value
-----------------------------------
Cypress Semiconductor   $10,575,000
Lam Research             10,348,750
Novellus Systems          9,625,000
Tencor Instruments        9,405,000
KLA Instruments           8,600,000
Intel                     8,392,500
Tower Semiconductor       7,783,750
Integrated Device
   Technology             7,625,000
ESS Technology            7,527,656
Synopsys                  7,450,000

Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, Class A and D shares, with and without the maximum initial sales charge of 4.75% or the 1% contingent deferred sales load ("CDSL") as applicable, since inception on May 23, 1994, through October 31, 1995, to a $10,000 hypothetical investment made in the Lipper Global Fund Average (Lipper Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that the index and average exclude the effects of any fees or sales charges.

                                    [GRAPH]

The table below shows the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Technology Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the Lipper Average, and for the MSCI World Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Technology Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, the Lipper Average, and the MSCI World Index.

Average Annual Total Returns
                                                                         Since
                                                            One        Inception
                                                            Year        5/23/94
--------------------------------------------------------------------------------
Seligman Henderson Global
Technology Fund
  Class A with sales charge                                 49.79%       47.78%
  Class A without sales charge                              57.31        52.91
Lipper Average                                               5.43         7.02*
MSCI World Index                                            10.03        10.65*

Seligman Henderson Global
Technology Fund
  Class D with CDSL                                         54.95%        n/a
  Class D without CDSL                                      55.95        51.61%
Lipper Average                                               5.43         7.02*
MSCI World Index                                            10.03        10.65*

* From 5/31/94.

Largest Portfolio Changes* During the Six Months Ended October 31

                                                               Shares
                                                     --------------------------
                                                                       Holdings
Additions                                                              10/31/95
--------------------------------------------------------------------------------
Cypress Semiconductor                                230,000            300,000
Information Storage Device                           350,000            350,000
Integrated Device Technology                         400,000            400,000
KLA Instruments                                      200,000            200,000
Lam Research                                         130,000            170,000
Micron Technology                                    100,000            100,000
Novellus Systems                                     140,000            140,000
3 Com                                                120,000            120,000
Teltrend                                             107,000            107,000
Zilog                                                200,000            200,000

                                                               Shares
                                                     --------------------------
                                                                       Holdings
Reductions                                                             10/31/95
--------------------------------------------------------------------------------
Advanced Micro Devices                                50,000               --
Altron                                                70,000               --
CBT Group ADRs                                        40,000               --
Cognex                                                55,000               --
DSC Communications                                    60,000               --
Electroglas                                           40,000               --
Electronics for Imaging                               40,000               --
Exar                                                  55,000               --
FSI International                                     58,000(1)            --
Motorola                                              24,000               --

* Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 29,000 shares received as a result of a 2-for-1 stock split.

SELIGMAN
HENDERSON
GLOBAL
SMALLER
COMPANIES FUND

Interview with
Iain C. Clark and
Arsen Mrakovcic,
Portfolio Managers

                         [Photo of International Team]

                                                             International Team:
                                                     From Left: Heather Manners,
                                                  Andrew Stack, William Garnett,
                                               Stephen Peak. Missing from photo:
                                                  Iain Clark (Portfolio Manager)

                              [Photo of U.S. Team]

                                                                        US Team:
                                                          From Left: Gus Scacco,
                                                  Carlene Palia, Shanean Austin,
                                                                   Bruce Zirman,
                                                        (seated) Arsen Mrakovcic
                                                  (Portfolio Manager), Paul Wick

Economic Factors Affecting
Seligman Henderson Global Smaller Companies Fund

"Generally, the economic background in the past 12 months has had a rather mixed effect on smaller companies worldwide. In Japan, smaller companies performed poorly as the economy continued to suffer from the strong Yen. European smaller companies performed reasonably well in the early part of the year. However, with more recent evidence of slowing economies and fears over what 1996 will bring, smaller companies have begun to underperform larger companies. By contrast, in the US, economic factors have had little impact on smaller companies, which have been boosted by the strength of the technology sector."

Your Managers' Investment Strategy

"In the past 12 months, your Fund's weighting in the US has increased, due largely to the significant outperformance of US positions that we have held in the portfolio. Recently, however, we have directed most of the new cash into international markets, where we feel there are better opportunities. However, given the continued strong performance of the US, this weighting remains quite high.

"In addition, our weightings in the UK and Continental Europe have also risen. In Continental Europe, we have continued to focus on France and Sweden, where we see the most dynamic smaller companies. The strength or weakness of currencies, however, has affected smaller companies in each country in contrasting ways. For example, the strong French Franc has hurt smaller companies in France. By contrast, the weak Swedish Krona has been a major benefit to export-related smaller companies in Sweden.

"In Japan, the weighting dropped from 17% to 14%, in part reflecting the poor performance of Japanese smaller companies. Overall, the US market provided the strongest performance and we will continue to maintain it as our largest country weighting."

Looking Ahead

"Outside the US, smaller companies have generally suffered in recent months as economic growth around the world has slowed. Our economic forecasts suggest that economic growth should improve during 1996, and this should provide a reasonably benign backdrop for smaller companies. We see particularly attractive value in Continental Europe; however, the area with the most potential is Japan -provided its economy strengthens next year. We believe this will be the case and, therefore, we are likely to increase our Japanese weighting steadily over the next few months. Overall, smaller companies continue to provide an abundance of exciting investment opportunities and we believe the background for investing should be very positive."

SELIGMAN
HENDERSON
GLOBAL SMALLER
COMPANIES FUND

Percentage of
Investments by
Country as of
October 31, 1995
------------------------------------
United States                  36.8%
Japan                          14.4
United Kingdom                 13.8
Sweden                          6.6
France                          4.4
Germany                         3.7
Switzerland                     3.0
Finland                         2.2
Indonesia                       1.6
Italy                           1.6
Netherlands                     1.4
Singapore                       1.3
Australia                       1.2
Hong Kong                       1.2
Austria                         1.1
Canada                          0.8
Denmark                         0.8
Norway                          0.8
Belgium                         0.7
India                           0.6
Malaysia                        0.6
Thailand                        0.4
Argentina                       0.3
Spain                           0.3
Brazil                          0.2
Mexico                          0.2
------------------------------------
Total                         100.0%


Major Portfolio
Holdings at October 31, 1995

Security                    Value
------------------------------------
Electronics for Imaging  $3,723,750
SunGard Data Systems      3,345,000
BMC Industries            3,090,000
Hummingbird
    Communications        2,580,000
SITEL                     2,275,000
Credence Systems          2,250,000
Dimac                     2,207,562
Synopsys                  2,160,500
Nu-Kote Holdings
    (Class A)             2,056,250
Nokian Tyres              2,034,665


Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations through October 31, 1995, to a $10,000 hypothetical investment made in the Lipper Global Small Company Fund Average (Lipper Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Smaller Companies Fund Class D shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the index and average exclude the effects of any fees or sales charges.

                                    [Graph]

The table below shows the average annual total returns for the one-year and since-commencement-of-investment-operations periods through October 31, 1995, for Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the Lipper Average, and for the MSCI World Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Smaller Companies Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, the Lipper Average, and the MSCI World Index.

Average Annual Total Returns


                                                          One          Since
                                                          Year         9/9/92*
--------------------------------------------------------------------------------
Seligman Henderson Global
Smaller Companies Fund
  Class A with sales charge                              14.44%         23.20%
  Class A without sales charge                           20.10          25.14
Lipper Average                                            7.31          15.09+
MSCI World Index                                         10.03          12.83+

                                                                       Since
                                                          One        Inception
                                                          Year         5/3/93
--------------------------------------------------------------------------------
Seligman Henderson Global
Smaller Companies Fund
  Class D with CDSL                                      18.11%          n/a
  Class D without CDSL                                   19.11          22.51%
Lipper Average                                            7.31          12.75++
MSCI World Index                                         10.03          11.08++

 *   Commencement of investment operations.

 +   From 8/31/92.

++   From 4/30/93.



Largest Portfolio Changes# During the Six Months Ended October 31

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Additions                                                            10/31/95
--------------------------------------------------------------------------------
Applied Extrusion
    Technologies                                    100,000           100,000
Bau Holdings                                         41,400            41,400
Hummingbird
     Communications                                  60,000            60,000
Nokian Tyres                                        200,890           200,890
Plettac                                               6,630             6,630
SITEL                                               100,000           100,000
Stayer Group                                        609,900           609,900
SunGard Data Systems                                 30,000            90,000(1)
Sylea                                                19,320            19,320
Synopsys                                             58,000            58,000


                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Reductions                                                           10/31/95
--------------------------------------------------------------------------------
Altera                                               36,000              --
Cognex                                               60,000              --
DeVry                                                25,000              --
Exar                                                 60,000              --
FSI International                                    63,000(2)           --
General Nutrition Companies                          37,000              --
Mattson Technology                                   38,000              --
Nautica Enterprises                                  35,000              --
PRI Automation                                       30,000            25,000
Speedway Motorsports                                 60,000              --

# Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 30,000 shares received as a result of a 2-for-1 stock split.

(2)  Includes 25,000 shares received as a result of a 2-for-1 stock split.

SELIGMAN
HENDERSON
INTERNATIONAL
FUND

Interview with
Iain C. Clark,
Portfolio Manager

                         [Photo of International Team]

                                                              International Team
                                                       From Left: Tim Stevenson,
                                                                 James Robinson,
                                                 Iain Clark (Portfolio Manager),
                                                    Peter Basset, David Thornton

Economic Factors Affecting
Seligman Henderson International Fund

"Overall, economic factors have played a relatively modest role in the direction of international stock markets. Economies have generally been slowing steadily in the more mature countries of the world, although there are some signs of overheating in Asia. The consistent decline in inflation almost everywhere has been a very positive feature, with rates of inflation invariably coming in lower than consensus estimates. This factor has helped bond markets, and long-bond yields have declined virtually everywhere, providing a positive backdrop for international equity investing."

Your Manager's Investment Strategy

"In the past 12 months, we made a number of changes to your Fund's country weightings. The weighting in Japan decreased from 34% a year ago to around 29% currently. Most of the decline took place in the third quarter of 1995. It should be noted that at the end of 1994 we hedged approximately one-third of the assets tied to the Yen. However, in early July of this year we increased our hedged position to 50%. Having initially hedged somewhat early, this increase proved timely and helped to protect these assets as the Yen weakened sharply during the third quarter of 1995.

"On the other hand, we increased the UK weighting from 13% to more than 19%. Most of the increase was made in February of this year and proved successful as the UK market has performed quite well in 1995. We also increased our overall weighting in Continental Europe, with the principal additions to France and Sweden. European stock markets did not perform particularly well in local currency terms, but most currencies rose sharply against the US Dollar, thus providing reasonable US Dollar returns."

Looking Ahead

"The key economic question going forward is whether the current slowdown in global growth is just temporary or whether it presages a move towards recession. We support the former view, as we see modest growth in consumer spending next year helping to keep economies moving along -- although not at a particularly rapid pace. This scenario should also be reasonably favorable for inflation, and there still appear to be very few significant inflationary pressures on a global basis. With this background in mind, we continue to favor financial assets. In the short term, interest rates are likely to fall further in the US and Europe, and long-bond yields should remain relatively stable. Provided there is some economic growth next year, corporate earnings should continue to improve, leading to a positive stock market background. We do not anticipate any major changes to our strategy, although we will be looking to invest your Fund's small amount of cash into Continental Europe and Japan, where we still see reasonable value."

SELIGMAN
HENDERSON
INTERNATIONAL
FUND


Percentage of
Investments by
Country as of
October 31, 1995
------------------------------------
Japan                          28.7%
United Kingdom                 19.2
France                          8.7
Switzerland                     5.8
Germany                         4.4
Netherlands                     3.9
Singapore                       3.1
Australia                       3.0
Hong Kong                       3.0
Sweden                          2.7
Spain                           2.3
Norway                          2.1
Thailand                        1.9
India                           1.8
Malaysia                        1.6
Indonesia                       1.3
South Korea                     1.3
Denmark                         1.2
Italy                           1.2
Taiwan                          1.1
Mexico                          1.0
Argentina                       0.7
------------------------------------
Total                         100.0%

Major Portfolio
Holdings at October 31, 1995

Security                   Value
------------------------------------
East Japan Railway       $2,227,376
Toshiba                   2,227,317
Nippon Telegraph
    & Telephone           2,152,230
Yamaha                    1,915,112
Pioneer Electronic        1,875,361
Reuters Holdings          1,489,286
Granada Group             1,433,945
BTR                       1,372,275
Tesco                     1,339,218
B.A.T. Industries         1,240,581

Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations through October 31, 1995, to a $10,000 hypothetical investment made in the Morgan Stanley Capital International Europe-Australia-Far East Index (EAFE Index) for the same period. The performance of Seligman Henderson International Fund Class D shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the index excludes the effects of any fees or sales charges.

                                    [Graph]

The table below shows the average annual total returns for the one-year and since-commencement-of-investment-operations periods through October 31, 1995, for Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, and for the EAFE Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson International Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, and for the EAFE Index.

Average Annual Total Returns*

                                                      One             Since
                                                      Year            4/7/92**
--------------------------------------------------------------------------------
Seligman Henderson
International Fund
  Class A with sales charge                          -5.92%            10.28%
  Class A without sales charge                       -1.24             11.79
EAFE Index                                           -0.07             11.92+



                                                                       Since
                                                      One            Inception
                                                      Year            9/21/93
--------------------------------------------------------------------------------
Seligman Henderson
International Fund
  Class D with CDSL                                  -3.02%             n/a
  Class D without CDSL                               -2.08             6.83%
EAFE Index                                           -0.07             6.37++

* No adjustment was made to the performance of Seligman Henderson International Fund Class A shares for periods prior to September 21, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets.

**  Commencement of investment operations.

 +  From 3/31/92.

++  From 9/30/93.

Largest Portfolio Changes# During the Past Six Months Ended October 31

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Additions                                                            10/31/95
--------------------------------------------------------------------------------
Caradon                                             222,000           222,000
Cie Generale des Eaux                                10,752            10,752
Deutsche Bank                                        16,695            18,295
Mitsubishi Materials                                233,000           233,000
Mitsui Marine & Fire                                166,000           166,000
Mitsui O.S.K. Lines                                 407,000           407,000
Norsk Hydro                                          21,181            21,181
Royal Bank of Scotland                              148,000           148,000
Stora Kopparbergs                                    60,507            73,507
Sumitomo Metal Industries                           425,000           425,000

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Reductions                                                           10/31/95
--------------------------------------------------------------------------------
Daiwa House Industry                                 87,000              --
Fuji Bank                                            65,000              --
Legal & General                                     125,000              --
L'Oreal                                               3,200              --
Mitsubishi Rayon                                    656,000              --
Nippon Paper                                        210,000              --
Nippon Telegraph
    & Telephone                                          88               262
Toshiba                                             108,000           307,000
TPI Polene                                          117,500              --
Yamaha                                              110,000           120,000

# Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1995

                                                     Shares              Value
                                                     ------              -----
COMMON STOCKS--87.5%

BROADCASTING--0.4%
Australis Media* (Australia)
   Satellite broadcasting                            300,000        $    223,881
Bell Cablemedia ADRs* (UK)
   Cable television operator                         170,000           2,528,750
                                                                    ------------
                                                                       2,752,631
                                                                    ------------
COMPUTER AND BUSINESS
SERVICES--2.5%
Admiral (UK)
   Computer software and services                    140,000           1,735,285
Computer Learning Centers* (US)
   Information technology and
   computer-related education
   and training                                       90,000             900,000
Logica (UK)
   Computer services                                 725,000           5,531,794
McDonnell Information Systems (UK)
   Developer and supplier of computer
   solutions to niche markets                        125,000             148,406
NTT Data Communications Systems (Japan)
   Value-added network operator                          110           2,757,135
Unilog (France)
   Computer consultants                               17,241           1,168,510
Unipalm Group* (UK)
   Distributor of networking products                344,500           2,770,345
                                                                    ------------
                                                                      15,011,475
                                                                    ------------
COMPUTER HARDWARE/
PERIPHERALS--8.1%
Acorn Computer* (UK)
   Leading UK supplier to the
   educational computer market                       850,000           1,964,503
Astec (UK)
   Designer and manufacturer of
   power conversion products and
   electronic components                           1,500,000           2,659,440
Creative Technology* (Singapore)
   Sound and video multimedia
   products                                          125,000           1,468,750
Dell Computer* (US)
   Developer and manufacturer of
   IBM-compatible personal
   computers                                         120,000           5,587,500
In Focus Systems* (US)
   Manufacturer of liquid crystal
   display products                                  125,000           4,109,375
Komag* (US)
   Manufacturer of thin film
   magnetic media for hard-disk drives                80,000           4,565,000
Microcom* (US)
   Manufacturer of modems                            200,000           4,362,500
Mylex* (US)
   Peripheral interface circuit boards               200,000           3,737,500
Psion (UK)
   Manufacturer of hand-held
   computers                                         333,000           3,189,191
Read-Rite* (US)
   Manufacturer of thin film
   magnetic read-write heads
   for hard-disk drives                              110,000          $3,843,125
Seagate Technology* (US)
   Global hard-disk drive supplier                   160,000           7,160,000
3DO* (US)
   Developer of video game
   software and game platforms                       600,000           6,525,000
                                                                    ------------
                                                                      49,171,884
                                                                    ------------
COMPUTER SOFTWARE--6.7%
Coda Group (UK)
   Developer and supplier of financial
   accounting software                               100,000             330,847
Corel Systems (Canada)
   Developer and manufacturer of
   graphics software                                 200,000           3,425,000
Data Systems & Software* (US)
   Real-time systems integrator
   and consultants                                   100,000             912,500
Hummingbird Communications
(Canada)
   X-Windows networking software                     140,000           6,020,000
Learmonth & Burchett Management
Systems* (UK)
   Supplier of computer aided
   software engineering tools and
   consultancy services                              600,000           3,552,252
Microsoft* (US)
   Microcomputer software                             60,000           6,003,750
Misys (UK)
   Provider of software products and
   services for the financial services
   industry                                          363,000           3,442,028
Network General* (US)
   Local area network software                        50,000           2,068,750
Parametric Technology* (US)
   Developer of mechanical
   design software                                   100,000           6,681,250
Synopsys* (US)
   Integrated circuit design software                200,000           7,450,000
Touchstone Software (US)
   Personal computer utility software                160,000           1,150,000
                                                                    ------------
                                                                      41,036,377
                                                                    ------------
CONTRACT MANUFACTURING--0.6%
Hana Microelectronics (Thailand)
   Contract manufacturer                              70,000             247,566
Rainford Group* (UK)
   Contract manufacturer specializing
   in the cellular base station market               127,500             787,147
Venture Manufacturing (Singapore)
   Contract manufacturer                             941,000           2,875,925
                                                                    ------------
                                                                       3,910,638
                                                                    ------------
--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
DISTRIBUTORS--0.7%
Electrocomponents (UK)
   Distributor of electronic
   components                                        600,000        $  3,077,352
Eurodis Electron (UK)
   Supplier of electronic components,
   and computer products and systems                 400,000           1,494,352
                                                                    ------------
                                                                       4,571,704
                                                                    ------------
ELECTRONICS--11.1%
Eurotherm (UK)
   Manufacturer of electronic
   equipment                                         100,000             892,812
Hirose Electronics (Japan)
   Manufacturer of specialist
   connectors                                         68,250           4,363,563
Hitachi (Japan)
   Manufacturer of
   diversified electronics                           346,000           3,557,057
Kyocera (Japan)
   Supplier of semiconductor
   packaging; capacitors;
   and cellular components                            65,000           5,333,138
Murata Manufacturing (Japan)
   Manufacturer of ceramic
   capacitors and filters                            160,000           5,623,929
Nichicon (Japan)
   Manufacturer of capacitors                         74,000             999,853
Philips Electronics (Netherlands)
   Consumer and industrial
   electronics                                        98,000           3,784,742
Saes Getters Di Risp (Italy)
   Market leader in vacuum maintenance
   technology and gas purification                   100,000             848,123
Saes Getters Spa (Italy)
   Market leader in vacuum maintenance
   technology and gas purification                    55,000           1,050,416
Samsung Electronics GDSs+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                     58,000           3,842,500
Samsung Electronics GDRs*
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        578              66,256
Samsung Electronics ADS*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                         31               3,554
Samsung Electronics GDSs
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        160              18,341
Samsung Electronics GDRs*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                      3,562             227,078
SDL* (US)
   Electro-optical integrated circuits               155,000           4,030,000
Secom (Japan)
   Manufacturer of electronic
   instrumentation                                    70,000           4,564,547
Speedfam International* (US)
   Chemical mechanical polishing
   equipment                                         250,000           4,000,000
TDK (Japan)
   Leader in magnetic tapes and
   heads for disk drives                             100,000           5,159,837
Toshiba (Japan)
   Diversified manufacturer of
   consumer and industrial
   electronics                                       440,000           3,192,246
Unitech (UK)
   Manufacturer of power supplies                    726,000           6,068,082
Varitronix International (Hong Kong)
   Manufacturer of LCDs                            1,070,000           2,041,377
Vicor* (US)
   Manufacturer of modular
   power converters                                  220,000           4,427,500
Yageo GDRs*+ (Taiwan)
   Manufacturer of passive
   components                                        216,520           2,381,720
Yamaichi Electronics (Japan)
   Manufacturer of integrated
   circuits' sockets                                  29,000             880,208
                                                                    ------------
                                                                      67,356,879
                                                                    ------------
INDUSTRIAL GOODS AND
SERVICES--1.4%
Celsius Industries (Series B) (Sweden)
   Systems integrator                                 71,000           1,343,460
Fuji Machine Manufacturing (Japan)
   SMT equipment                                     110,000           4,146,473
Siliconware Precision Industries GDRs*
(Taiwan)
   I.C. packaging                                    178,000           2,815,070
                                                                    ------------
                                                                       8,305,003
                                                                    ------------
MEDICAL PRODUCTS AND
TECHNOLOGY--0.8%
Fresenius (Germany)
   Dialysis equipment                                  6,000           4,793,523
Towa Pharmaceutical (Japan)
   Supplier of generic pharmaceuticals                 3,000             140,990
                                                                    ------------
                                                                       4,934,513
                                                                    ------------
NETWORKING/COMMUNICATIONS INFRASTRUCTURE--9.6%
Alantec* (US)
   Intelligent switching hubs                        145,000           5,129,375
Aspect Telecommunications* (US)
   Automated call distribution
   equipment                                         160,000           5,540,000
CIDCO* (US)
   Telephone call identification devices             180,000           5,298,750

--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
NETWORKING/COMMUNICATIONS
INFRASTRUCTURE (continued)
Colonial Data Technologies (US)
   Manufacturer of telephone call
   identifiers                                       150,000        $  2,062,500
Cray Electronics Holdings (UK)
   Data communications; networking
   and software systems                            1,550,000           1,079,606
ECI Telecommunications (Israel)
   Electronic telecommunications
   systems                                           150,000           2,859,375
L.M. Ericsson (Series B) (Sweden)
   Manufacturer of telecom-
   munications equipment                             236,700           5,031,994
Glenayre Technologies* (US)
   Manufacturer of paging
   infrastructure equipment                           70,000           4,523,750
Lannet Data Communications*
(Israel)
   Intelligent switching hubs                        200,000           5,787,500
Nera ADRs* (Norway)
   Designer and manufacturer of
   wireless telecommunications
   equipment and systems                             100,000           3,512,500
P-Com* (US)
   Wireless base station systems                     270,000           4,725,000
Tekelec* (US)
   Telecommunications test
   equipment                                         125,000           1,843,750
Telemetrix (UK)
   Networking components                           1,150,000           2,402,994
Teltrend* (US)
   T-1 transmission equipment                        107,000           3,196,625
3 Com* (US)
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks                                 120,000           5,632,500
                                                                    ------------
                                                                      58,626,219
                                                                    ------------
PRINTING AND PUBLISHING--0.3%
Toyo Ink Manufacturing (Japan)
   Digital printing                                  340,000           1,577,912
                                                                    ------------

SEMICONDUCTORS--22.1%
Adaptec* (US)
   Peripheral interconnect systems                   120,000           5,355,000
Advanced Semiconductors GDSs*+
(Taiwan)
   I.C. packaging                                    224,500           2,848,905
Altera* (US)
   Manufacturer of integrated
   circuits                                          110,000           6,661,875
Atmel* (US)
   High-performance semiconductor
   manufacturing                                     140,000           4,383,750
Aval Data (Japan)
   Manufacturer of computer peripherals              120,000           2,537,818
Austria Mikro Systeme (Austria)
   Manufacturer of semiconductors                     21,200           3,922,561
Cypress Semiconductor* (US)
   High-speed memory circuits                        300,000          10,575,000
DSP Communications* (US)
   Digital signal processors                         150,000           5,456,250
ESS Technology* (US)
   Audio integrated circuits                         252,500           7,527,656
Information Storage Devices* (US)
   Audio recording circuits                          350,000           7,437,500
Integrated Device Technology* (US)
   Manufacturer of memory circuits
   and microprocessors                               400,000           7,625,000
Intel (US)
   Microprocessors and FLASH
   memory circuits                                   120,000           8,392,500
Linear Technology (US)
   Producer of high-performance
   analog semiconductors                             100,000           4,387,500
LSI Logic* (US)
   Manufacturer of complex
   logic circuits                                    100,000           4,712,500
Microchip Technology* (US)
   Field programmable
   microcontrollers                                  150,000           5,943,750
Micron Technology* (US)
   Memory circuits                                   100,000           7,062,500
Mimasu Semiconductor (Japan)
   Manufacturer of silicon wafers                    150,000           3,965,340
NEC (Japan)
   Manufacturer of diversified electronics           413,000           5,458,951
Quality Semiconductor* (US)
   High-speed logic circuits                         275,000           2,303,125
Rohm (Japan)
   Producer of custom linear
   integrated circuits                                82,000           4,985,754
SGS Thomson Microelectric ADRs*
(France)
   Manufacturer of semiconductor
   integrated circuits and
   discrete devices                                   75,000           3,393,750
Tokyo Seimitsu (Japan)
   Manufacturer of wafer probes                       20,000             391,639
Tower Semiconductor* (Israel)
   Semiconductor foundry services                    260,000           7,783,750
Xilinx* (US)
   Field programmable gate arrays                    100,000           4,606,250
Zilog* (US)
   Manufacturer of microprocessors
   and microcontrollers                              200,000           7,062,500
                                                                    ------------
                                                                     134,781,124
                                                                    ------------
SEMICONDUCTOR CAPITAL
EQUIPMENT--18.1%
Advantest (Japan)
   Manufacturer of semiconductor
   testing equipment                                 105,000           5,962,696
Ando Electric* (Japan)
   Electronic measuring instruments
   and systems                                       140,000           2,741,470

--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
SEMICONDUCTOR CAPITAL
EQUIPMENT (continued)
Applied Materials* (US)
   World's largest supplier of
   semiconductor fabrication
   equipment                                         140,000        $  7,026,250
ASM Lithography Holdings*
(Netherlands)
   Manufacturer of steppers                           66,800           3,289,900
ASM Pacific Technology
(Hong Kong)
   Manufacturer of semiconductor
   production equipment                            2,754,000           2,600,365
Brooks Automation* (US)
   Systems and modules for
   semiconductor manufacturing                       220,000           4,015,000
Credence Systems* (US)
   Automated semiconductor test
   equipment                                         170,000           6,375,000
ETEC Systems* (US)
   Photomask manufacturing systems                   400,000           4,350,000
Fusion Systems* (US)
   Photoresist strip systems                          40,000           1,105,000
KLA Instruments* (US)
   Wafer inspection devices                          200,000           8,600,000
Lam Research* (US)
   Manufacturer of plasma-
   etching equipment                                 170,000          10,348,750
Nikon (Japan)
   Electronic instrumentation                        405,000           5,789,396
Novellus Systems* (US)
   Chemical vapor disposition
   equipment                                         140,000           9,625,000
PRI Automation* (US)
   Semiconductor factory automation
   equipment                                          50,000           1,868,750
Semitool* (US)
   Wafer cleaning equipment                          235,000           3,760,000
Sumitomo Sitix (Japan)
   Supplier of silicon wafers                         45,000             806,286
Tencor Instruments* (US)
   Wafer inspection devices                          220,000           9,405,000
Teradyne* (US)
   Semiconductor test equipment                      160,000           5,340,000
Tokyo Electron (Japan)
   Largest Japanese producer of
   semiconductor production
   equipment                                         140,000           6,086,063
Ultratech Stepper* (US)
   Photolithography systems                          160,000           6,400,000
Veeco Instruments* (US)
   Ion beam etching and surface
   measurement systems                               200,000           4,750,000
                                                                    ------------
                                                                     110,244,926
                                                                    ------------


                                                   Shares or
                                                   Prin. Amt.
                                                   ----------
TELECOMMUNICATIONS--3.5%
DDI (Japan)
   Long distance and cellular
   operator                                              578 shs.      4,691,457
Pakistan Telecom GDRs* (Pakistan)
   Telecommunications services                         2,800             266,000
Telebras ADRs (Brazil)
   Telecommunications services                         8,000             322,316
Telecom Italia (Italy)
   Cellular operator                               1,960,000           2,979,865
Telecom Italia Mobile* (Italy)
   Cellular operator                               3,650,000           6,133,972
Tele Danmark (Series B) (Denmark)
   Telecommunications services                        90,250           4,709,127
Vodafone (UK)
   Cellular operator                                 500,000           2,065,815
                                                                    ------------
                                                                      21,168,552
                                                                    ------------
MISCELLANEOUS--1.6%
Glory Kogyo (Japan)
   Manufacturer and major exporter
   of currency-handling machines                     140,000           4,920,938
Isotron (UK)
   Irradiation services                              400,000           1,924,928
Linx Printing Technology (UK)
   Manufacturer of ink jet printers                  845,000           1,351,011
Traffic Master* (UK)
   Supplier of traffic
   information services                              400,000           1,336,052
                                                                    ------------
                                                                       9,532,929
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $487,450,810)                                                532,982,766
                                                                    ------------
CONVERTIBLE BONDS--0.5%
   (Cost $3,562,130)
SEMICONDUCTORS--0.5%
United Micro Electronics
(Taiwan) 1 1/4%, 6/8/2004
   Manufacturer of semiconductors                 $2,120,000           2,907,050
                                                                    ------------
PREFERRED STOCKS--0.3%
   (Cost $2,381,646)
COMMUNICATIONS
INFRASTRUCTURE--0.3%
Nokia (Finland)
   Manufacturer of cellular equipment             33,500 shs.          1,917,418
                                                                    ------------
TAL INVESTMENTS--88.3%
  (Cost $493,394,586)                                                537,807,234
OTHER ASSETS LESS
LIABILITIES--11.7%                                                    71,546,927
                                                                    ------------
NET ASSETS--100.0%                                                  $609,354,161
                                                                    ============

--------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
COMMON STOCKS--92.8%

ADVERTISING--3.2%
Asatsu (Japan)
   Advertising agency                                 27,000        $    933,177
DIMAC (US)
   Business services; direct marketing                84,500           2,207,562
Heritage Media (Class A)* (US)
   Broadcasting and in-store advertising              55,000           1,526,250
Katz Media Group* (US)
   Advertising broker                                 70,000           1,260,000
Princedale Group (UK)
   Marketing services company                        369,165             157,785
                                                                    ------------
                                                                       6,084,774
                                                                    ------------

AUTOMOTIVE PARTS
MANUFACTURING--4.3%
Forsheda (Sweden)
   Manufacturer of automobile
   components                                         63,396           1,156,565
Kiekert* (Germany)
   Manufacturer of automobile
   locking systems                                    26,000           1,634,059
Linamar* (Canada)
   Auto parts supplier to all major
   US car manufacturers                               24,000             375,699
Montupet (France)
   Manufacturer of automobile components               5,487             726,911
Nippon Seiki (Japan)
   Manufacturer of automobile
   components                                         70,000             774,465
Nokian Tyres* (Finland)
   Manufacturer of tires                             200,890           2,034,665
Sylea (France)
   Manufacturer of automobile
   components                                         19,320           1,455,785
                                                                    ------------
                                                                       8,158,149
                                                                    ------------

BUILDING MATERIALS--1.5%
Mulia Industrindo (Indonesia)
   Manufacturer of ceramic tiles and glass           345,000           1,017,834
Polypipe (UK)
   Manufacturer of plastic piping and
   molded plastic products                           640,000           1,742,567
                                                                    ------------
                                                                       2,760,401
                                                                    ------------

BUSINESS SERVICES--4.7%
BISYS Group* (US)
   Data processing service for banks                  65,000           1,811,875
International Business Communications
Holdings (UK)
   Organizer of conferences and
   publisher                                         335,000           1,585,612
Nu-Kote Holdings (Class A)* (US)
   Manufacturer of products for
   printing equipment                                100,000           2,056,250
SunGard Data Systems* (US)
   Computer services aimed at
   disaster recovery                                 120,000           3,345,000
                                                                    ------------
                                                                       8,798,737
                                                                    ------------

CAPITAL GOODS--2.3%
Fusion Systems* (US)
   Manufacturer of ultraviolet
   curing systems                                     70,000           1,933,750
Stayer Group* (Italy)
   Power tools                                       609,900           1,475,178
Tsubakimoto Precision (Japan)
   Manufacturer of ball bearings                      67,000             852,793
                                                                    ------------
                                                                       4,261,721
                                                                    ------------


CHEMICALS--2.9%
Applied Extrusion Technologies* (US)
   Polypropylene film products                       100,000           1,543,750
Chemical Company of Malaysia
(Malaysia)
   Producer of industrial chemicals
   and pharmaceuticals                               177,000             355,394
Dalloz* (France)
   Manufacturer of polycarbonate-
   injected plastic for use in sunglasses
   and protective eyewear                              5,860           1,319,874
Hoganas (Series B) (Sweden)
   Producer of metal powders                          45,000           1,214,474
Toshiba Chemical (Japan)
   Producer of synthetic resin molded
   products and insulating materials                  37,000             306,115
Toyo Ink Manufacturing (Japan)
   Ink manufacturer                                  158,000             733,265
                                                                    ------------
                                                                       5,472,872
                                                                    ------------


COMPUTER SOFTWARE--1.4%
Dendrite International* (US)
   Sales management and software                      85,000           1,487,500
Imnet Systems* (US)
   Electronic information and document
   management systems                                 35,000             896,875
Inference (Class A)* (US)
   Marketing; customer service; and
   financial and insurance software                   17,000             206,125
                                                                    ------------
                                                                       2,590,500
                                                                    ------------


CONSTRUCTION AND
PROPERTY--5.2%
Asas Dunia Berhad (Malaysia)
   Property developer                                 39,000             122,835
Ashstead Group (UK)
   Equipment hire for the construction
   sector                                            180,000           1,205,296
Bau Holdings (Austria)
   Construction/civil engineering                     41,400           1,920,242
Bukit Sembawang Estates (Singapore)
   Property developer                                 36,000             769,155
Danske Traelastkompagni (Denmark)
   Timber supply company                              18,700           1,335,225
Ex-Lands (UK)
   UK and European property
   company                                           166,615              63,300
Higashi Nihon House (Japan)
   House builder                                      57,000             764,576

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
CONSTRUCTION AND
PROPERTY (continued)
Mitsui Home (Japan)
   House builder                                      52,000        $    738,239
New Asia Realty (Hong Kong)
   Holding company with interests in
   properties and real estate                        149,000             255,358
Ruberoid (UK)
   Bitumous waterproofing systems                    572,246           1,358,798
Tilbury Douglas (UK)
   Small contractor in the UK                        180,000           1,202,447
                                                                    ------------
                                                                       9,735,471
                                                                    ------------

CONSUMER GOODS
AND SERVICES--6.2%
Apcoa Parking* (Germany)
   Automobile parking lots                            16,360           1,103,718
Canandaigua Wine (Class A)* (US)
   Wine, imported beer, and
   distilled spirits                                  36,000           1,728,000
Central Parking* (US)
   Owner and operator of domestic and
   international parking facilities                   35,500             878,625
Fujitsu Business Systems (Japan)
   Distributor of electronic and
   communications equipment                           32,000             808,342
Le Creuset (France)
   Manufacturer of quality cookware                   40,000             112,077
Marieberg Tidnings (Series A) (Sweden)
   Newspaper publisher and
   distributor                                        45,600           1,086,287
Rentsch, Walter Holdings (Switzerland)
   Swiss distributor of Canon, Inc.
   products                                            5,340             911,937
St. John Knits (US)
   Apparel manufacturer                               40,000           1,915,000
SITEL* (US)
   Telemarketer                                      100,000           2,275,000
Sorini (Indonesia)
   Manufacturer of Sorbitol and
   Maltodexin, etc                                   150,000             858,653
                                                                    ------------
                                                                      11,677,639
                                                                    ------------

DRUGS AND
HEALTH CARE--1.9%
Darya Varia Lab (Indonesia)
   Manufacturer of generic
   pharmaceuticals                                    59,500              99,887
F.H. Faulding (Australia)
   Pharmaceutical wholesaler
   and producer                                      149,149             656,475
Horizon Mental Health
Management (US)
   Psychiatric care provider                          80,000           1,250,000
Nacional de Drogas (Series L)*
(Mexico)
   Pharmaceutical wholesaler                         100,000             318,471
Protein Design Labs* (US)
   Biotechnology company that
   develops antibodies and other
   proteins to treat diseases                         70,000           1,163,750
                                                                    ------------
                                                                       3,488,583
                                                                    ------------

ELECTRICAL DISTRIBUTION--1.3%
Rexel (France)
   European electrical distributor                     5,155             833,869
Trifast (UK)
   Manufacturer and distributor of
   fasteners for the electronics
   industry                                          279,000           1,563,466
                                                                    ------------
                                                                       2,397,335
                                                                    ------------

ELECTRICAL UTILITIES--1.0%
California Energy* (US)
   Developer of geothermal
   energy power                                       70,000           1,268,750
Central Costanera ADSs+ (Argentina)
   Electrical power generation
   company                                            20,000             555,000
                                                                    ------------
                                                                       1,823,750
                                                                    ------------

ELECTRONICS--7.4%
BMC Industries (US)
   Television aperture masks                          80,000           3,090,000
Electro Scientific Industries* (US)
   Laser trimming systems, memory
   repair systems, and test and
   production equipment                               60,000           1,875,000
Enplas (Japan)
   Producer of plastics for engineering               34,000             739,022
Foster Electric (Japan)
   Speaker manufacturer with
   worldwide production                              122,000             597,249
Horiba Instruments (Japan)
   Manufacturer of instruments
   and analyzers                                      66,000             743,134
ISA International (UK)
   Supplier of computer
   consumables                                       611,003           1,421,810
Lem Holdings (Switzerland)
   Manufacturer of electrical components               3,960           1,505,915
Microtest* (US)
   Network diagnostic tools and
   enhancements                                      100,000           1,512,500
Otra NV (Netherlands)
   Holding company for various
   technical product wholesale
   companies                                           8,185           1,684,156
Techniche* (Australia)
   Industrial holding company whose
   main investment is in
   telecommunications equipment                      270,000             742,234
                                                                    ------------
                                                                      13,911,020
                                                                    ------------

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
FINANCIAL SERVICES--5.2%
Finnveden (Series B)* (Sweden)
   Industrial conglomerate                           161,500        $  1,643,611
Ichiyoshi Securities (Japan)
   Kansai-based securities business                  141,000             722,015
Jayhawk Acceptance* (US)
   Consumer finance company                           70,000             853,125
Manhattan Card (Hong Kong)
   Operator of credit card business                1,800,000             768,306
Protector Forsikring* (Norway)
   Provider of non-life insurance
   policies                                           44,800           1,046,628
Roosevelt Financial Group (US)
   Largest St. Louis-based savings
   institution                                        60,000             960,000
T. Rowe Price (US)
   Investment advisor to the
   T. Rowe Price mutual funds and
   institutional money managers                       30,000           1,485,000
Sirrom Capital (US)
   Business specialty lender                          67,000           1,193,438
World Acceptance* (US)
   Small-loan consumer financier                      90,000           1,170,000
                                                                    ------------
                                                                       9,842,123
                                                                    ------------

INDUSTRIAL GOODS
AND SERVICES--1.3%
Angpanneforeningen (Class B) (Sweden)
   Engineering consultancy                           110,500           1,865,963
Finning (Canada)
   Lessor of construction equipment                   40,000             596,347
                                                                    ------------
                                                                       2,462,310
                                                                    ------------

MANUFACTURING--12.8%
AGCO (US)
   Farm equipment                                     33,000           1,476,750
Andayani Megah (Indonesia)
   Manufacturer of tire cord                       1,000,000             853,148
Asahi Diamond Industries (Japan)
   Manufacturer of diamond-tipped tools               64,000             820,874
Danto (Japan)
   Manufacturer of wall and
   floor tiles                                        57,000             652,959
Danto Rights* (Japan)
   Manufacturer of wall and
   floor tiles                                        11,400             125,011
David Brown Group (UK)
   Diversified engineering company
   that manufactures transmission
   equipment and pumps                               387,331           1,373,445
De Rigo Spa ADRs (Italy)
   Manufacturer of sunglasses                         25,000             515,625
Dominick Hunter (UK)
   Producer of gas filters                           299,600           1,512,911
Futuris (Australia)
   Mini-conglomerate with interests
   in building materials, auto
   components, and financial services                785,442             729,699
Glory Kogyo (Japan)
   Manufacturer and major exporter
   of currency-handling machines                      22,000             773,290
Hokushin (Japan)
   Producer of fiber board                            86,000             757,821
Industrie Natuzzi ADRs* (Italy)
   Manufacturer of leather furniture                  21,240             849,600
Iro* (Sweden)
   Manufacturer of textile machinery                 150,000           1,831,888
Kalmar Industries (Sweden)
   Manufacturer of heavy-lift trucks                  47,500             773,464
Namura Shipbuilding (Japan)
   Shipbuilder                                       147,000             820,385
Nichicon (Japan)
   Manufacturer of electrical equipment               61,000             824,203
Oakley* (US)
   Manufacturer of sunglasses                         34,250           1,181,625
Opta Food Ingredients* (US)
   Manufacturer of food additives                    110,000           1,650,000
Plettac (Germany)
   Manufacturer of scaffolding,
   light-weight construction sheds,
   and related products                                6,630           1,516,074
Singamas Container (Hong Kong)
   Dry-goods freight manufacturer                  1,300,000             218,592
Singamas Container Warrants*
(Hong Kong)
   Dry-goods freight manufacturer                    260,000               6,689
Sodick (Japan)
   Manufacturer of electro dischargers                82,000             778,773
Stoves* (UK)
   Manufacturer of ovens                             267,500             901,954
Tsudakoma (Japan)
   Manufacturer of air-jet looms                     135,000             767,954
Valmet Oy (Finland)
   Manufacturer of paper and pulp
   machinery                                          30,055             835,343
Wellington Holdings (UK)
   Producer of sealing systems and
   rubber compounds                                  200,000             785,168
Yue Yuen Industrial Holdings
(Hong Kong)
   Manufacturer of athletic footwear               3,100,000             811,959
                                                                    ------------
                                                                      24,145,204
                                                                    ------------


MEDIA--2.3%
Audiofina* (Luxembourg)
   Radio and television broadcasting                      31              16,590
Capital Radio (UK)
   Commercial radio station in
   London                                            200,000           1,440,530
Hodder Headline (UK)
   Book publisher and distributor                    100,000             417,912
Sistem Televisyen of Malaysia (Malaysia)
   Media conglomerate operating the
   TV3 channel                                       164,000             516,535

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
MEDIA (continued)
Trinity International Holdings (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                         100,000        $    519,224
Trinity International Holdings Rights* (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                         100,000             204,207
United Video Satellite Group
(Class A)* (US)
   Satellite-delivered program services               45,000           1,192,500
                                                                    ------------
                                                                       4,307,498
                                                                    ------------

MEDICAL PRODUCTS AND
TECHNOLOGY--1.0%
Arjo (Sweden)
   Manufacturer of patient handling
   equipment                                          33,000             512,476
Hitachi Medical (Japan)
   Manufacturer of medical
   equipment                                          61,000             776,423
Summit Medical Systems* (US)
   Clinical outcomes database software                39,000             633,750
                                                                    ------------
                                                                       1,922,649
                                                                    ------------


METALS--1.2%
Nakayama Steel Works (Japan)
   Small blast furnace company
   producing mainly for the
   housing industry                                  147,000             748,421
Sanyo Special Steel (Japan)
   Steel manufacturer                                203,000             755,275
Sumitomo Sitix (Japan)
   Producer of silicon wafers                         46,000             824,203
                                                                    ------------
                                                                       2,327,899
                                                                    ------------


OIL SERVICES--0.2%
EnServ* (Canada)
   Diversified oil field services
   company                                            60,000             480,805
                                                                    ------------


PAPER AND PRINTING--2.1%
Bobst AG (Switzerland)
   Manufacturer of machinery for the
   paper and package industries                          659             997,782
Munskjo (Sweden)
   Specialty paper producer                          100,000             723,709
Rengo (Japan)
   Manufacturer of paper board                       115,000             799,432
Wace Group (UK)
   Provider of pre-press and printing
   services                                          400,000           1,526,012
                                                                    ------------
                                                                       4,046,935
                                                                    ------------


RESOURCES--0.5%
Nittetsu Mining (Japan)
   Open cast coal miner                              112,000             970,480
                                                                    ------------


                                                    Shares or
                                                    Prin. Amt.
                                                    ----------
RESTAURANTS--2.2%
Aiya (Japan)
   Restaurant chain                                   68,000             758,995
Kentucky Fried Chicken (Japan)
   Fast food restaurant                               55,000             726,979
Pizza Express (UK)
   Operator of restaurant chain                      600,000           1,833,114
Sagami Chain (Japan)
   Noodle restaurant chain                            44,000             784,060
                                                                    ------------
                                                                       4,103,148
                                                                    ------------

RETAILING--5.6%
Adelsten (Class B) (Norway)
   Clothing retailers                                  2,775             278,480
Clinton Cards (UK)
   Retailer of greeting cards                        319,673             521,224
Courts (Singapore)
   Retailer of household furniture                   560,000             879,519
D'Ieteren Trading (Belgium)
   Automobile rental                                  14,765           1,172,493
Fotolabo Club (Switzerland)
   Film processor                                      3,130           1,030,475
Frost Group (UK)
   Gas station chain                                 373,333           1,317,899
Hornbach Baumarkt (Germany)
   A large home improvement and
   garden center retailer                             22,090           1,105,951
Jardine International Motor Holdings
(Hong Kong)
   Holding company for Jardine
   Matheson Group                                     20,000              23,153
Jean Pascale (Germany)
   Clothing retailer                                  36,525           1,089,408
Jean Pascale Rights* (Germany)
   Clothing retailer                                  36,525              32,163
Lojas Arapua GDRs*+ (Brazil)
   Specialist electrical retailers                    50,000             468,500
Prodega (Switzerland)
   Food retailer                                       2,700             903,169
Tsutsumi Jewelry (Japan)
   Manufacturer and retailer of jewelry               17,000             840,554
Xebio (Japan)
   Retailer of outdoor clothing                       22,000             818,525
                                                                    ------------
                                                                      10,481,513
                                                                    ------------

TECHNOLOGY--7.8%
ADE* (US)
   Manufacturer of metrology and
   inspection systems for the
   semiconductor industry                             87,000           1,283,250
Asyst Technologies* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                     43,000           1,832,875
Credence Systems* (US)
   Manufacturer of semiconductor
   test equipment                                     60,000           2,250,000

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
TECHNOLOGY (continued)
Electronics for Imaging* (US)
   Color copier servers                               45,000        $  3,723,750
Getronics (Netherlands)
   Computer systems' integration
   house and consultant                               17,726             845,057
PRI Automation* (US)
   Semiconductor factory
   automation systems                                 25,000             934,375
Sanmina* (US)
   Manufacturer of electronic
   circuit boards                                     30,000           1,627,500
Synopsys* (US)
   Integrated circuit design software                 58,000           2,160,500
                                                                    ------------
                                                                      14,657,307
                                                                    ------------

TELECOMMUNICATIONS--2.6%
Arch Communications Group* (US)
   Nationwide paging services                         55,000shs.       1,498,750
Hummingbird Communications* (US)
   X-Windows networking software                      60,000           2,580,000
Loxley (Thailand)
   Supplier of computer and
   telecommunications equipment                       40,000             804,292
                                                                    ------------
                                                                       4,883,042
                                                                    ------------

TEXTILES AND APPAREL--1.4%
Claremont Garments (UK)
   Producer of women's clothing
   for a major UK retailer                           245,000           1,144,113
Lassila & Tikanoja (Finland)
   Industrial conglomerate                            28,200           1,082,687
Renown* (Japan)
   Clothing manufacturer                             150,000             409,752
                                                                    ------------
                                                                       2,636,552
                                                                    ------------

TRANSPORTATION--1.9%
Comfort (Singapore)
   Taxi operator                                     755,000             630,279
Iino Kaiun* (Japan)
   Shipping company                                  131,000             646,439
Rubis (France)
   Chemical storage and distribution
   company                                            33,110             813,547
Stena Lines (Sweden)
   Ferry operator                                    150,000             764,418
Tonami Transport (Japan)
   Regional transport company                        117,000             670,142
                                                                    ------------
                                                                       3,524,825
                                                                    ------------

VETERINARY PRODUCTS--0.4%
Virbac (France)
   Manufacturer of animal drugs
   and veterinary products                             4,972             661,739
                                                                    ------------

MISCELLANEOUS--1.0%
Technip* (France)
   Engineering contractors                            28,590           1,861,587
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $154,684,111)                                                174,476,568
                                                                    ------------

CONVERTIBLE BONDS--0.9%

CONSTRUCTION AND PROPERTY--0.1%
Ex-Lands (UK)
7 1/2%, due 1/1/2020
  UK and European property
  company                                            233,261#            235,891
                                                                    ------------

MANUFACTURING--0.5%
Gujarat Ambuja Cement (India)
3 1/2%, due 6/30/1999
  Cement producer                                 $  750,000           1,039,688
                                                                    ------------

PUBLISHING--0.3%
Grupo Anaya (Spain)
7%, due 3/18/1998
  Publishing company                              72,000,000++           501,557
                                                                    ------------

TOTAL CONVERTIBLE BONDS
  (Cost $1,897,322)                                                    1,777,136
                                                                    ------------
TOTAL INVESTMENTS--93.7%
  (Cost $156,581,433)                                                176,253,704

OTHER ASSETS LESS
LIABILITIES--6.3%                                                     11,773,223
                                                                    ------------

NET ASSETS--100.0%                                                  $188,026,927
                                                                    ============


----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1995

                                                      Shares             Value
                                                      ------             -----
COMMON STOCKS--92.9%
BANKING--10.1%
Banco de Santander (Spain)
   Worldwide banking operation                        22,496        $    980,812
Deutsche Bank (Germany)
   Worldwide banking operation                        18,295             825,006
Grupo Financiero Banamex
Accival (Series B) (Mexico)
   One of the largest financial
   companies in Mexico involved
   in banking and stockbroking                       100,000             172,682
Malayan Banking (Malaysia)
   Provider of banking services                       77,000             621,457
Royal Bank of Scotland (UK)
   Provider of banking services                      148,000           1,201,877
Siam Commercial Bank (Thailand)
   Provider of banking services                       74,000             864,534
Societe Generale (France)
   Provider of full banking and
   financial services                                  9,748           1,117,752
Sumitomo Trust and Banking
(Japan)
   Trust bank                                        107,000           1,236,207
United Overseas Bank (Singapore)
   Comprehensive banking
   operation, with substantial
   interests in Malaysia                             123,660           1,084,814
                                                                    ------------
                                                                       8,105,141
                                                                    ------------

BUILDING MATERIALS--2.6%
LaFarge Coppee (France)
   Global manufacturer of building
   materials, including cement
   and concrete                                       12,291             815,659
Siam Cement (Thailand)
   Cement manufacturer                                 9,800             534,298
Uralita* (Spain)
   Manufacturer of building materials                 71,482             720,561
                                                                    ------------
                                                                       2,070,518
                                                                    ------------
CHEMICALS--3.7%
Akzo Nobel (Netherlands)
   Producer of chemicals, fibers,
   paints, hospital supplies, and
   diagnostics                                         7,443             846,791
Bayer (Germany)
   Producer of specialty chemicals,
   pharmaceuticals, and plastics                       3,835           1,013,117
Norsk Hydro (Norway)
   Natural resources processor                        21,181             843,431
Toyo Ink Manufacturing (Japan)
   Ink manufacturer                                   57,000             264,532
                                                                    ------------
                                                                       2,967,871
                                                                    ------------


CONSUMER PRODUCTS--5.8%
CSK (Japan)
   Information services company                       34,000             965,389
Groupe Danone (France)
   Food processing                                     5,048             807,258
KAO (Japan)
   Manufacturer of cosmetics and
   personal care products                             55,000             667,744
Nestle (Switzerland)
   Allied companies engaged
   in food processing,
   pharmaceuticals, and cosmetics                        978           1,024,489
Unilever (UK)
   A major producer of consumer
   goods and personal care products                   61,000           1,186,759
                                                                    ------------
                                                                       4,651,639
                                                                    ------------
ELECTRONICS--7.5%
Farnell Electronics (UK)
   Manufacturer and distributor of
   electronic and electrical equipment                92,000             975,761
Pioneer Electronic (Japan)
   Manufacturer of audio equipment,
   including laser disks                             122,000           1,875,361
Samsung Electronics GDSs+ (South Korea)
   Manufacturer of consumer
   electronics and semiconductors                     14,000             927,500
Samsung Electronics GDRs*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        148              16,965
Toshiba (Japan)
   Diversified manufacturer of
   consumer and industrial
   electronics                                       307,000           2,227,317
                                                                    ------------
                                                                       6,022,904
                                                                    ------------
FINANCIAL SERVICES--1.4%
Nomura Securities (Japan)
   Japan's largest securities firm                    60,000           1,098,546
                                                                    ------------
HEALTH AND HOUSEHOLD--1.4%
Roche Holdings (Switzerland)
   European pharmaceutical
   company and chemicals producer                        157           1,140,185
                                                                    ------------
INDUSTRIAL GOODS AND
SERVICES--4.3%
BBC Brown Boveri (Switzerland)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                                          893           1,035,282
BTR (UK)
   Global company that manufactures
   a broad range of industrial goods                 258,000           1,372,275
Cie Generale des Eaux (France)
   Water purification and distribution;
   energy production                                  10,752           1,000,611
                                                                    ------------
                                                                       3,408,168
                                                                    ------------

----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                      Shares             Value
                                                      ------             -----
INSURANCE--6.5%
Assicurazione Generali (Italy)
   Provider of life and non-life
   insurance services and
   investment and related services                    40,375        $    942,316
AXA (France)
   Provider of financial services
   and insurance                                      17,637             980,836
Internationale Nederlanden Group
(Netherlands)
   Worldwide underwriter of
   reinsurance; provider of
   financing and consumer credit                      18,618           1,109,183
Mitsui Marine & Fire (Japan)
   Provider of non-life insurance                    166,000             999,559
Zurich Versicherung (Switzerland)
   Provider of insurance services                      4,126           1,180,414
                                                                    ------------
                                                                       5,212,308
                                                                    ------------
LEISURE AND
HOTELS--1.8%
Granada Group (UK)
   Television group with additional
   leisure interests                                 134,000           1,433,945
                                                                    ------------
MANUFACTURING--7.1%
Caradon (UK)
   Supplier of building products                     222,000             695,823
Delta Group (UK)
   Manufacturer of cable, electrical
   equipment, and building products                   82,000             546,483
FKI Babcock (UK)
   Electrical engineering company                    354,500             914,713
Gadjah Tunggal (Indonesia)
   Manufacturer of tires                           1,563,000             985,908
Hocheng Group GDRs (Taiwan)
   Manufacturer of bathroom
   fixtures                                           33,533             301,797
Tokyo Steel Manufacturing (Japan)
   Leading producer of H beams                        19,000             353,454
Yamaha (Japan)
   Manufacturer of musical instruments
   and audio equipment                               120,000           1,915,112
                                                                    ------------
                                                                       5,713,290
                                                                    ------------
MEDIA--6.2%
News Corp. (Australia)
   Global printer and publisher of
   professional trade journals
   and magazines                                     128,620             648,390
Nippon Television Network (Japan)
   Japanese television broadcasters                    3,030             723,866
Reed Elsevier (Netherlands)
   Global printer and publisher of
   professional trade journals and
   magazines                                          79,333           1,024,624
Reuters Holdings (UK)
   Holding company for the Reuters
   news organization                                 160,000           1,489,286
WPP Group (UK)
   Owner of major global
   advertising agencies                              443,000           1,079,954
                                                                    ------------
                                                                       4,966,120
                                                                    ------------
METALS--4.3%
Hindalco GDRs (India)
   A large aluminum producer                          20,000             637,400
Mitsubishi Materials (Japan)
   Non-ferrous smelter
   and cement producer                               233,000           1,053,958
Sumitomo Metal Industries (Japan)
   Blast furnace and steel producer                  425,000           1,152,641
Sumitomo Sitix (Japan)
   Titanium producer                                  32,000             573,359
                                                                    ------------
                                                                       3,417,358
                                                                    ------------
PAPER AND
PACKAGING--1.1%
Stora Kopparbergs (Sweden)
   Manufacturer of forestry products                  73,507             892,169
                                                                    ------------
RESOURCES--5.0%
British Petroleum (UK)
   Oil producer, refiner, and
   distributor                                       143,000           1,053,748
Broken Hill Proprietary  (Australia)
   The largest  resources company in
   Australia with interests in steel,
   oil, and minerals                                  81,100           1,098,051
ELF Aquitaine (France)
   Oil and gas exploration;
   manufacturer of chemical compounds                 12,512             853,126
MIM Holdings (Australia)
   International minerals and metals
   exploration company                               373,000             502,750
YPF Sociedad Anonima ADRs
(Argentina)
   Oil and gas producer                               30,000             513,750
                                                                    ------------
                                                                       4,021,425
                                                                    ------------
RESTAURANTS--0.5%
Denny's (Japan)
   Restaurant operator                                14,000             420,816
                                                                    ------------
RETAILING--4.6%
Aoyama Trading (Japan)
   Suit and clothing retailer                         13,600             367,513
Carrefour Supermarche (France)
   Supermarket operator in Europe,
   the Americas, and Taiwan                            1,750           1,029,117
Joshin Denki (Japan)
   Electrical appliance retailer                      28,000             342,684


----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                      Shares             Value
                                                      ------             -----
RETAILING (continued)
Karstadt (Germany)
   Department store chain                              1,460        $    632,461
Tesco (UK)
   Supermarket chain                                 282,000           1,339,218
                                                                    ------------
                                                                       3,710,993
                                                                    ------------
SHIPBUILDING--2.5%
Jurong Shipyard (Singapore)
   Leading ship repair company
   in Singapore                                      186,000           1,236,930
Kvaerner Industries (Norway)
   Engineering company specializing
   in shipbuilding                                    19,082             759,848
                                                                    ------------
                                                                       1,996,778
                                                                    ------------
TELECOMMUNICATIONS--7.4%
Grupo Carso ADRs*+ (Mexico)
   Holding company with a substantial
   stake in Telmex and a number
   of industrial subsidiaries                         45,000             607,275
Hong Kong Telecommunications
(Hong Kong)
   Provider of telecommunications
   services                                          590,000           1,030,228
L.M. Ericsson (Series B) (Sweden)
   Manufacturer of telecommunications
   equipment                                          55,135           1,172,112
Nippon Telegraph & Telephone (Japan)
   Telecommunications company                            262           2,152,230
Tele Danmark (Series B) (Denmark)
   Provider of telecommunications
   services                                           17,948             936,503
                                                                    ------------
                                                                       5,898,348
                                                                    ------------
TOBACCO--1.6%
B.A.T. Industries (UK)
   Manufacturer of tobacco and a
   financial services company                        151,000           1,240,581
                                                                    ------------
TRANSPORTATION--7.5%
East Japan Railway (Japan)
   Provider of railway services                          471           2,227,376
Lufthansa (Germany)
   Operator of international airline
   services                                            6,313             865,255

                                                     Shares or
                                                     Prin. Amt.
                                                     ----------
Mitsui O.S.K. Lines (Japan)
   Shipping company                                  407,000shs.       1,067,959
Perusahaan Otomobil Nasional
(Malaysia)
   Manufacturer of automobiles                       171,000             612,638
Swire Pacific (Hong Kong)
   Conglomerate with major
   interests in property
   development and aviation                          160,000           1,200,316
                                                                    ------------
                                                                       5,973,544
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $71,218,340)                                                    74,362,647
                                                                    ------------


CONVERTIBLE BONDS--1.5%

ELECTRONICS--0.6%
Teco Electronics & Machinery
(Taiwan) 2 3/4%, due 4/15/2004
   Manufacturer of household
   appliances and electrical
   equipment                                      $  680,000             533,800
                                                                    ------------
BUILDING MATERIALS--0.9%
Gujarat Ambuja Cement (India)
3 1/2%, due 6/30/1999
   Cement manufacturer                               500,000             693,125
                                                                    ------------
TOTAL CONVERTIBLE BONDS
(Cost $1,311,325)                                                      1,226,925
                                                                    ------------
TOTAL INVESTMENTS--94.4%
(Cost $72,529,665)                                                    75,589,572

OTHER ASSETS LESS
LIABILITIES--5.6%                                                      4,446,673
                                                                    ------------
NET ASSETS--100.0%                                                  $ 80,036,245
                                                                    ============

----------
*    Non-income producing security.

#    Principal amount reported in British pounds.

++   Principal amount reported in Spanish pesetas.

+    Rule 144A security.

Descriptions  of  companies  have not been audited by Deloitte & Touche LLP.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                             October 31, 1995


                                                                                  Global         Global Smaller
                                                                                Technology          Companies         International
                                                                                   Fund                Fund                Fund
                                                                              -------------       -------------       -------------
Assets:
Investments, at value (see portfolios of investments):
  Common stocks ........................................................      $ 532,982,766       $ 174,476,568       $  74,362,647
  Convertible bonds ....................................................          2,907,050           1,777,136           1,226,925
  Preferred stocks .....................................................          1,917,418                --                  --
                                                                              -------------       -------------       -------------
Total investments ......................................................        537,807,234         176,253,704          75,589,572
Cash ...................................................................         61,003,890          13,071,176           3,001,296
Receivable for Capital Stock sold ......................................         10,585,213           1,879,126             176,113
Receivable for securities sold .........................................          8,914,541           1,311,102                --
Net unrealized appreciation on forward currency
 contracts .............................................................          2,881,737             674,538           1,477,117
Receivable for dividends and interest ..................................            313,169             364,535             419,041
Expenses prepaid to shareholder service agent ..........................            279,572              68,273              27,781
Receivable from associated companies ...................................               --                  --                14,532
Deferred organizational expenses .......................................               --                11,660               9,791
Other ..................................................................             32,736              16,680               8,163
                                                                              -------------       -------------       -------------
Total Assets ...........................................................        621,818,092         193,650,794          80,723,406
                                                                              -------------       -------------       -------------
Liabilities:
Payable for securities purchased .......................................         10,167,190           4,908,046             190,303
Payable for Capital Stock repurchased ..................................          1,106,658             309,510             289,245
Accrued expenses, taxes, and other .....................................          1,190,083             406,311             207,613
                                                                              -------------       -------------       -------------
Total Liabilities ......................................................         12,463,931           5,623,867             687,161
                                                                              -------------       -------------       -------------
Net Assets .............................................................      $ 609,354,161       $ 188,026,927       $  80,036,245
                                                                              =============       =============       =============
Composition of Net Assets:
Capital Stock, at par:
  Class A ..............................................................      $      34,318       $       7,372       $       2,918
  Class D ..............................................................             12,543               6,274               1,903
Additional paid-in capital .............................................        523,539,713         154,200,386          72,096,814
Undistributed/accumulated net investment income (loss) .................            670,912              (5,461)             (8,862)
Undistributed net realized gain on investments .........................         37,811,640          13,465,499           3,397,526
Net unrealized appreciation of investments .............................         50,667,195          17,223,721           2,541,652
Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies and
  forward currency contracts ...........................................         (3,382,160)          3,129,136           2,004,294
                                                                              -------------       -------------       -------------
Net Assets .............................................................      $ 609,354,161       $ 188,026,927       $  80,036,245
                                                                              =============       =============       =============
Net Assets:
  Class A ..............................................................      $ 447,732,498       $ 102,479,209       $  48,763,413
  Class D ..............................................................      $ 161,621,663       $  85,547,718       $  31,272,832
Shares of Capital Stock outstanding:
  Class A ..............................................................         34,318,111           7,372,309           2,918,455
  Class D ..............................................................         12,543,400           6,274,218           1,902,875
Net Asset Value per share:
  Class A ..............................................................      $       13.05       $       13.90       $       16.71
  Class D ..............................................................      $       12.89       $       13.63       $       16.43


----------

See notes to financial statements.

STATEMENT OF OPERATIONS                      For the year ended October 31, 1995

                                                                                          Global      Global Smaller
                                                                                        Technology       Companies     International
                                                                                           Fund             Fund            Fund
                                                                                       ------------    ------------    ------------
Investment income:
Interest ...........................................................................   $  1,418,344    $    689,708    $    267,958
Dividends ..........................................................................        771,103       1,187,223       1,421,497
                                                                                       ------------    ------------    ------------
Total investment income* ...........................................................      2,189,447       1,876,931       1,689,455
                                                                                       ------------    ------------    ------------
Expenses:
Management fees ....................................................................      2,127,260       1,148,074         796,849
Shareholder account services .......................................................        896,048         362,883         192,478
Distribution and service fees ......................................................        890,672         664,376         309,988
Registration .......................................................................        248,293          63,704          41,282
Custody and related services .......................................................        150,071         129,971         120,500
Auditing and legal fees ............................................................         62,029          59,965          58,848
Shareholder reports and communications .............................................         59,718          62,694          54,871
Directors' fees and expenses .......................................................         10,410           9,714           9,448
Amortization of organizational expenses ............................................           --             6,083           7,344
Miscellaneous ......................................................................          4,412           6,274           6,167
                                                                                       ------------    ------------    ------------
Total expenses .....................................................................      4,448,913       2,513,738       1,597,775
                                                                                       ------------    ------------    ------------
Net investment income (loss) .......................................................     (2,259,466)       (636,807)         91,680
                                                                                       ------------    ------------    ------------
Net realized and  unrealized  gain (loss) on  investments  and foreign  currency transactions:
Net realized gain on investments ...................................................     37,630,540      13,624,396         107,795
Net realized gain from foreign currency transactions ...............................      3,115,205         612,519       2,665,639
Net change in unrealized appreciation of investments ...............................     45,696,354       9,286,138      (1,749,894)
Net change in unrealized appreciation on translation of
  assets and liabilities denominated in foreign currencies
  and forward currency contracts ...................................................     (4,035,567)        122,958      (2,193,540)
                                                                                       ------------    ------------    ------------
Net gain (loss) on investments and foreign currency
transactions .......................................................................     82,406,532      23,646,011      (1,170,000)
                                                                                       ------------    ------------    ------------
Increase (decrease) in net assets from operations ..................................   $ 80,147,066    $ 23,009,204    $ (1,078,320)
                                                                                       ============    ============    ============
----------
*Net of foreign taxes withheld as follows: .........................................   $    107,223    $    168,158    $    168,947


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 Global                      Global Smaller
                                             Technology Fund                 Companies Fund                 International Fund
                                     -----------------------------    -----------------------------    ----------------------------
                                                                           Year ended October 31           Year ended October 31
                                       Year ended     5/23/94* to     -----------------------------    ----------------------------
                                        10/31/95        10/31/94           1995            1994            1995            1994
                                     -------------    ------------    -------------    ------------    ------------    ------------
Operations:
Net investment income (loss) .....   $  (2,259,466)   $    (67,662)   $    (636,807)   $   (678,464)   $     91,680    $     75,496
Net realized gain on
  investments ....................      37,630,540         704,929       13,624,396       3,266,517         107,795       3,522,706
Net realized gain (loss) from
  foreign currency transactions ..       3,115,205         (50,053)         612,519        (182,742)      2,665,639          24,244
Net change in unrealized
  appreciation/depreciation
  of investments .................      45,696,354       4,970,841        9,286,138       4,948,657      (1,749,894)     (1,230,974)
Net change in unrealized
  appreciation/depreciation
  on translation of assets and
  liabilities denominated in
  foreign currencies and
  forward currency contracts .....      (4,035,567)        653,407          122,958       3,205,881      (2,193,540)      4,659,861
                                     -------------    ------------    -------------    ------------    ------------    ------------

Increase (decrease) in net
  assets from operations .........      80,147,066       6,211,462       23,009,204      10,559,849      (1,078,320)      7,051,333
                                     -------------    ------------    -------------    ------------    ------------    ------------

Distributions to shareholders:
Net investment income--
  Class A ........................            --              --               --              --              --           (25,793)
Net realized gain on investments:
  Class A ........................        (506,847)           --         (1,358,384)       (158,731)     (2,535,690)       (762,068)
  Class D ........................         (84,094)           --         (1,134,039)        (90,380)       (858,276)        (83,469)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Decrease in net assets from
  distributions ..................        (590,941)           --         (2,492,423)       (249,111)     (3,393,966)       (871,330)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Capital share transactions:
Net proceeds from sale of shares:
  Class A ........................     360,662,688      45,695,152       49,499,681      20,287,082      14,368,837      25,380,280
  Class D ........................     141,486,971       5,533,969       40,513,236      25,897,256      15,310,748      18,420,000
Shares issued in payment of
  dividends--Class A .............            --              --               --              --              --               966
Exchanged from associated Funds:
  Class A ........................      27,074,750       1,899,467       15,768,458       3,539,187       9,722,723       2,407,044
  Class D ........................      19,697,655         456,736        5,514,387         947,336       2,556,052         909,398
Shares issued in payment of
  gain distributions:
  Class A ........................         470,951            --          1,265,938         146,652       2,386,633         722,715
  Class D ........................          81,693            --          1,065,232          84,031         815,096          70,003
                                     -------------    ------------    -------------    ------------    ------------    ------------
Total ............................     549,474,708      53,585,324      113,626,932      50,901,544      45,160,089      47,910,406
                                     -------------    ------------    -------------    ------------    ------------    ------------
Cost of shares repurchased:
  Class A ........................     (33,194,965)     (2,482,871)      (8,956,953)     (3,603,074)    (26,669,397)     (3,283,415)
  Class D ........................      (6,863,194)        (54,697)      (4,830,211)     (2,704,805)     (2,728,512)       (620,963)
Exchanged into associated
  Funds:
  Class A ........................     (19,854,654)        (36,732)     (12,541,162)       (940,600)    (10,430,952)       (585,482)
  Class D ........................     (16,982,122)         (4,223)      (4,374,915)       (424,467)     (3,647,337)     (1,558,697)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Total ............................     (76,894,935)     (2,578,523)     (30,703,241)     (7,672,946)    (43,476,198)     (6,048,557)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Increase in net assets
  from capital share
  transactions ...................     472,579,773      51,006,801       82,923,691      43,228,598       1,683,891      41,861,849
                                     -------------    ------------    -------------    ------------    ------------    ------------
Increase (decrease) in
  net assets .....................     552,135,898      57,218,263      103,440,472      53,539,336      (2,788,395)     48,041,852
Net Assets:
Beginning of period ..............      57,218,263            --         84,586,455      31,047,119      82,824,640      34,782,788
                                     -------------    ------------    -------------    ------------    ------------    ------------
End of period ....................   $ 609,354,161    $ 57,218,263    $ 188,026,927    $ 84,586,455    $ 80,036,245    $ 82,824,640
                                     =============    ============    =============    ============    ============    ============

----------

*  Commencement of operations.

See notes to financial statements.

1. Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of three separate Series: the "Global Technology Fund," the "Global Smaller Companies Fund" (formerly the "Global Emerging Companies Fund"), and the "International Fund." Each Series of the Fund offers two classes of shares. The Global Technology Fund had no operations prior to its commencement on May 23, 1994, other than those relating to organizational matters. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International
Fund) were classified as Class A shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Investments in foreign securities will usually be denominated in foreign currency, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by: differences in the timing of the recognition of certain components of income, expense or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

g. Deferred organizational expenses are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Global Smaller Companies Fund and International Fund.

h. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995, were as follows:

    Series                              Purchases               Sales
    ------                              ---------               -----
Global Technology Fund                 $586,190,564         $169,767,088
Global Smaller
Companies Fund                          144,395,789           66,564,364
International Fund                       50,612,871           47,012,608

   At October 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                            Total              Total
                                         Unrealized          Unrealized
   Series                               Appreciation        Depreciation
   ------                               ------------        ------------
Global Technology Fund                  $65,971,531          $21,558,883
Global Smaller
Companies Fund                           29,512,841            9,840,570
International Fund                        8,013,311            4,953,404

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets, of which 0.90% is paid to Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager. During the year ended October 31, 1995, the Manager, at its discretion, waived a portion of its fees for the International Fund equal to $29,129.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:

                                       Distributor               Dealer
   Series                              Concessions            Commissions
   ------                              ------------           -----------

Global Technology Fund                  $1,452,931            $13,763,930
Global Smaller
   Companies Fund                          149,478              1,581,277
International Fund                          24,712                340,375

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 1995, fees incurred by the Global Technology Fund, the Global Smaller Companies Fund and the International Fund, aggregated $388,913, $137,362 and $63,874 respectively, or 0.24%, 0.22%, and
0.11%, respectively, per annum of the average daily net assets of Class A shares.

   The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended October 31, 1995, fees incurred by the Global Technology Fund, the Global Smaller Companies Fund and the International Fund, amounted to $501,759, $527,014, and $246,114, respectively, or 1% per annum of the average daily net assets of Class D shares of each Series.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 1995, such charges amounted to $47,859 for the Global Technology

Fund, $20,784 for the Global Smaller Companies Fund, and $9,926 for the International Fund.

   Effective April 1, 1995, Seligman Services, Inc., an affiliate of Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended October 31, 1995, Seligman Services, Inc. received commissions from sales of the Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                           Distribution and
   Series                                   Commissions      service fees
   ------                                   -----------      ------------
Global Technology Fund                        $240,079         $  6,303
Global Smaller Companies Fund                   16,474            4,833
International Fund                               1,843           10,799

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost, for shareholder account services the following amounts:

   Series                                     Amount
   ------                                    --------
Global Technology Fund                       $896,048
Global Smaller Companies Fund                 362,883
International Fund                            192,478

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

   Fees incurred for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund, were as follows:

   Series                                      Amount
   ------                                     -------
Global Technology Fund                        $14,200
Global Smaller Companies Fund                  14,500
International Fund                             13,800

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at October 31, 1995, are included in other liabilities:

   Series                                      Amount
   ------                                      ------
Global Technology Fund                         $2,506
Global Smaller Companies Fund                   5,461
International Fund                              8,862

5. Class-specific expenses charged to Class A and Class D for the year ended October 31, 1995, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                                   Shareholder
                                  Distribution                     reports and
   Series                       and service fees   Registration   communications
   ------                       ----------------   ------------   --------------
Global Technology Fund:
Class A                             $388,913        $ 45,115        $  4,745
Class D                              501,759           7,157           1,156

Global Smaller Companies Fund:
Class A                              137,362           8,722           3,490
Class D                              527,014           8,120           2,477

International Fund:
Class A                               63,874           6,931           2,572
Class D                              246,114           6,732           1,955

6. At October 31, 1995, the Fund had outstanding forward exchange currency contracts to buy/sell foreign currency as follows:

                                                                                                            Unrealized
                                  Settlement      Contract       Contract              In Exchange         Appreciation
   Series                            Date        to Receive     to Deliver                 For            (Depreciation)
   ------                          ---------    -------------   ----------      ----------------------     ------------
Global Technology Fund:             11/1/95                     $  995,186      JPY(1)     101,250,276      $   (3,849)
                                    11/2/95                      2,020,730      GBP(2)       1,281,376           7,688
                                   11/10/95      $18,879,459                    JPY(1)   1,709,535,000       2,115,167
                                     1/5/96       12,000,000                    JPY(1)   1,166,184,000         457,852
                                     1/5/96       17,000,000                    JPY(1)   1,686,825,000         304,879
                                                                                                            ----------
                                                                                                            $2,881,737
                                                                                                            ==========
Global Smaller Companies Fund:
                                    11/1/95                        139,605      JPY(1)      14,203,428      $     (540)
                                    11/1/95                        373,581      SEK(3)       2,480,203             366
                                    11/2/95                        166,813      GBP(2)         105,779             635
                                    11/2/95                      1,029,991      IDR(4)   2,336,019,605          (1,361)
                                    11/2/95                         10,533      ITL(5)      16,827,048              38
                                    11/2/95                        112,551      MYR(6)         286,274             155
                                    11/2/95                        650,168      SEK(3)         919,662             460
                                    11/3/95                        165,453      HKD(7)       1,279,234               9
                                    11/3/95                        188,880      ITL(5)     301,451,969             504
                                   11/10/95        6,000,000                    JPY(1)     543,090,000         674,272
                                                                                                            ----------
                                                                                                            $  674,538
                                                                                                            ==========
International Fund:                 11/3/95          332,225                    FRF(8)       1,627,670       $  (1,054)
                                    11/3/95           86,774                    ITL(5)     138,491,976            (232)
                                   11/10/95       13,750,000                    JPY(1)   1,244,581,250       1,545,206
                                   11/10/95                      1,250,000      JPY(1)     120,656,250         (66,803)
                                                                                                            ----------
                                                                                                            $1,477,117
                                                                                                            ==========

----------
(1) Japanese yen
(2) British pounds
(3) Swedish kronas
(4) Indonesian rupiahs
(5) Italian lira
(6) Malaysian ringgits
(7) Hong Kong dollars
(8) French francs

7. The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock between any Series of the Fund. As of October 31, 1995, the Board of Directors had classified 500,000,000 shares each, for the Global Technology Fund, the Global Smaller Companies Fund, and the International Fund, all at par value of $.001 per share. In addition, 500,000,000 shares were allocated to Seligman Henderson Global Growth Opportunities Fund, a new Series which commenced operations on November 1, 1995. Transactions in shares of Capital Stock were as follows:


                                                    Global                    Global Smaller
                                                Technology Fund               Companies Fund               International Fund
                                           --------------------------  ----------------------------    --------------------------
                                                                                 Year ended                    Year ended
                                              Year          5/23/94*             October 31                    October 31
                                              ended            to        --------------------------    --------------------------
                                             10/31/95       10/31/95         1995           1994          1995           1994
                                           -----------    -----------    -----------    -----------    -----------    -----------
Sale of shares:
  Class A ..............................    30,447,088      6,132,488      3,891,326      1,882,978        883,953      1,527,360
  Class D ..............................    12,061,813        726,187      3,258,190      2,398,991        957,943      1,103,072
Shares issued in payment
  of dividends--Class A ................          --             --             --             --             --              545
Exchanged from associated Funds:
  Class A ..............................     2,337,457        249,622      1,207,701        321,062        582,898        144,172
  Class D ..............................     1,690,219         60,800        425,098         86,334        156,168         53,559
Shares issued in payment of gain
  distributions:
  Class A ..............................        59,388           --          117,325         14,114        152,467         44,311
  Class D ..............................        10,354           --           99,928          8,119         52,587          4,297
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total ..................................    46,606,319      7,169,097      8,999,568      4,711,598      2,786,016      2,877,316
                                           -----------    -----------    -----------    -----------    -----------    -----------
Shares repurchased:
  Class A ..............................    (2,851,418)      (319,927)      (732,207)      (328,149)    (1,626,181)      (194,987)
  Class D ..............................      (578,504)        (7,166)      (398,296)      (247,483)      (172,007)       (36,905)
Exchanged into associated Funds:
  Class A ..............................    (1,731,922)        (4,665)      (989,792)       (87,401)      (635,170)       (34,565)
  Class D ..............................    (1,419,748)          (555)      (357,856)       (39,069)      (227,011)       (92,115)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total ..................................    (6,581,592)      (332,313)    (2,478,151)      (702,102)    (2,660,369)      (358,572)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Increase in shares .....................    40,024,727      6,836,784      6,521,417      4,009,496        125,647      2,518,744
                                           ===========    ===========    ===========    ===========    ===========    ===========


----------
*  Commencement of operations.

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

     The total return based on net asset value measures a Series' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

Per Share Operating Performance:


                                                                   Net Realized
                                                                   & Unrealized   Increase                                Net
                             Net Asset     Net      Net Realized    Gain (Loss)  (Decrease)                             Increase
                             Value at   Investment  & Unrealized   from Foreign     from                Distributions  (Decrease)
Fiscal Year                  Beginning    Income     Gain (Loss)     Currency    Investment   Dividends from Net Gain   in Net
or Period                    of Period  (Loss)***  on Investments  Transactions  Operations      Paid      Realized   Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95          $ 8.37      $(0.10)       $4.90         $(0.05)      $ 4.75       $ --      $(0.07)       $4.68
  5/23/94*-10/31/94              7.14       (0.01)        1.08           0.16         1.23         --         --          1.23
  Class D:
  Year ended 10/31/95            8.34       (0.18)        4.85          (0.05)        4.62         --       (0.07)        4.55
  5/23/94*-10/31/94              7.14       (0.04)        1.08           0.16         1.20         --         --          1.20
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95           11.93       (0.02)        2.24           0.08         2.30         --       (0.33)        1.97
  Year ended 10/31/94            9.98       (0.08)        1.57           0.52         2.01         --       (0.06)        1.95
  Year ended 10/31/93            7.15       (0.02)        3.07          (0.20)        2.85       (0.02)       --          2.83
  9/9/92**-10/31/92              7.14         --          0.02          (0.01)        0.01         --         --          0.01
  Class D:
  Year ended 10/31/95           11.80       (0.12)        2.20           0.08         2.16         --       (0.33)        1.83
  Year ended 10/31/94            9.94       (0.16)        1.57           0.51         1.92         --       (0.06)        1.86
  5/3/93*-10/31/93               8.52       (0.05)        1.60          (0.13)        1.42         --         --          1.42
International Fund
  Class A:
  Year ended 10/31/95           17.67        0.06        (0.42)          0.09        (0.27)        --       (0.69)       (0.96)
  Year ended 10/31/94           15.98        0.04         0.91           1.08         2.03       (0.01)     (0.33)        1.69
  Year ended 10/31/93           11.89        0.04         4.25          (0.17)        4.12       (0.03)       --          4.09
  4/7/92**-10/31/92             12.00        0.08        (0.23)          0.04        (0.11)        --         --         (0.11)
  Class D:
  Year ended 10/31/95           17.53       (0.07)       (0.43)          0.09        (0.41)        --       (0.69)       (1.10)
  Year ended 10/31/94           15.96       (0.09)        0.91           1.08         1.90         --       (0.33)        1.57
  9/21/93*-10/31/93             15.23       (0.03)        1.17          (0.41)        0.73         --         --          0.73



                                                                        Ratios/Supplemental Data***
                                                           ----------------------------------------------------------
                                                                        Net Investment
                              Net Asset     Total Return   Expenses to   Income (Loss)                  Net Assets at
Fiscal Year                    Value at       Based on        Average     to Average    Portfolio       End of Period
or Period                   End of Period  Net Asset Value  Net Assets    Net Assets     Turnover      (000's omitted)
---------------------------------------------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95           $13.05           57.31%       1.91%         (0.89)%       87.42%          $ 447,732
  5/23/94*-10/31/94               8.37           17.23        2.00+         (0.45)+       29.20              50,719
  Class D:
  Year ended 10/31/95            12.89           55.95        2.66          (1.63)        87.42             161,622
  5/23/94*-10/31/94               8.34           16.81        2.75+         (1.22)+       29.20               6,499
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95            13.90           20.10        1.83          (0.20)        63.05             102,479
  Year ended 10/31/94            11.93           20.28        1.92          (0.77)        62.47              46,269
  Year ended 10/31/93             9.98           39.86        1.98          (0.29)        60.03              20,703
  9/9/92**-10/31/92               7.15            0.14        1.75+          0.13+          --                1,562
  Class D:
  Year ended 10/31/95            13.63           19.11        2.61          (0.97)        63.05              85,548
  Year ended 10/31/94            11.80           19.45        2.70          (1.53)        62.47              38,317
  5/3/93*-10/31/93                9.94           16.67        2.75+         (1.35)+       60.03++            10,344
International Fund
  Class A:
  Year ended 10/31/95            16.71           (1.24)       1.69           0.35         60.70              48,763
  Year ended 10/31/94            17.67           12.85)       1.63           0.27         39.59              62,922
  Year ended 10/31/93            15.98           34.78        1.75           0.27         46.17              33,134
  4/7/92**-10/31/92              11.89           (0.92)       1.75+          1.25+        12.77              14,680
  Class D:
  Year ended 10/31/95            16.43           (2.08        2.50          (0.44)        60.70              31,273
  Year ended 10/31/94            17.53           12.03        2.50          (0.53)        39.59              19,903
  9/21/93*-10/31/93              15.96            4.79        2.50+         (1.86)+       46.17++             1,648



                                    Without Management Fee Waiver
                                   and/or Expense Reimbursement***
                           -----------------------------------------------------
                                                               Ratio of
                                              Ratio of      Net Investment
                             Net Investment  Expenses to     Income (Loss)
Fiscal Year                  Income (Loss)     Average        to Average
or Period                      per Share      Net Assets      Net Assets
--------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95
  5/23/94*-10/31/94             $(0.02)         2.18%+          (0.63)%+
  Class D:
  Year ended 10/31/95
  5/23/94*-10/31/94              (0.06)          3.36+           (1.83)+
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95
  Year ended 10/31/94
  Year ended 10/31/93            (0.18)          3.90            (2.21)
  9/9/92**-10/31/92              (0.07)         12.28+          (10.44)+
  Class D:
  Year ended 10/31/95
  Year ended 10/31/94
  5/3/93*-10/31/93               (0.11)          4.25+           (2.85)+
International Fund
  Class A:
  Year ended 10/31/95
  Year ended 10/31/94
  Year ended 10/31/93            (0.04)          2.30            (0.28)
  4/7/92**-10/31/92               --             2.92+            0.08+
  Class D:
  Year ended 10/31/95            (0.09)          2.62            (0.56)
  Year ended 10/31/94            (0.11)          2.67            (0.70)
  9/21/93*-10/31/93              (0.11)          8.49+           (7.84)+

--------------

*    Commencement of operations.

**   Commencement of investment operations.

*** The Manager and Subadviser, at their discretion, waived a portion of their fees, and in some cases, the Subadviser reimbursed certain expenses for the periods presented.

+    Annualized.

++   For the year ended October 31, 1993.

See  notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
The Board of Directors and Shareholders,

Seligman Henderson Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Global Technology Fund, the Global Smaller Companies Fund and the International Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets (1) for the year ended October 31, 1995 and for the period from May 23, 1994 (commencement of operations) to October 31, 1994 for the Global Technology Fund and (2) for each of the years in the two-year period then ended for the Global Smaller Companies Fund and the International Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 1, 1995

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

John R. Galvin (2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLife Corporation

Alice S. Ilchman (3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson (2)
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel (2)
Director or Trustee,
   Various Organizations

William C. Morris (1)
Chairman
Chairman of the Board and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3)
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan (3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder (1)
Managing Director, J. & W. Seligman & Co. Incorporated

Robert L. Shafer (3)
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson (2)
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino (1)
President
Managing Director, J. & W. Seligman & Co. Incorporated
Chairman and Director, Seligman Data Corp.

----------
Member:  (1) Executive Committee
         (2) Audit Committee
         (3) Director Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Brian Ashford-Russell
Vice President

Iain C. Clark
Vice President

Lawrence P. Vogel
Vice President

Paul H. Wick
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY  10017

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

--------------------------------------------------------------------------------

Important Telephone Numbers
(800) 221-2450    Shareholder Services

(800) 455-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

                             SELIGMAN HENDERSON CO.

                    100 PARK AVENUE NEW YORK NEW YORK 10017

          ----------------------------------------------------------

          NEW YORK                  LONDON                     TOKYO


          This report is intended for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Henderson Global Fund Series, Inc., which contains information about sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

EQSH2 10/95